UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14 (c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




Filed by the Registrant  |X|

Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|X|  Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|_|  Definitive Proxy Statement

|_|  Definitive Additional Materials

|_|  Soliciting Material Pursuant to Section 240.14a-11 (c) or Section
     240.14a-12


                         RAVEN MOON ENTERTAINMENT, INC.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_| Fee computed per Exchange Act Rules 14a-6 (i) (1) and 0-11. |_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                         Raven Moon Entertainment, Inc.
                      120 International Parkway, Suite 220
        Heathrow, Florida 32726INFORMATION STATEMENT(Dated June 30, 2005)

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


     This Information Statement is first being furnished on or about June 30, 2005, to holders of record of the common stock, $.0001 par value per share ("Common Stock"), of Raven Moon Entertainment, Inc., a Florida corporation (the "Company"), in connection with an amendment ("Amendment") to the Company's Articles of Incorporation, (the "Articles of Incorporation"), to change the number of authorized shares of Common Stock of the Company to 100,000,000 shares. A complete summary of this matter is set forth herein.

     With respect to the Amendment, the Board of Directors of the Company (the "Board") has approved, and the shareholders owning a majority of the issued and outstanding voting shares outstanding as of June 30, 2005, have consented in writing to the Amendment. Such approval and consent are sufficient under Section
607.0704 of the Florida Business Corporation Act and the Company's Bylaws to approve the Amendments. Accordingly, the Amendments will not be submitted to the other Company stockholders for a vote, and this Information Statement is being furnished to stockholders solely to provide them with certain information concerning the Amendments in accordance with the requirements of Florida law and the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, including particularly Regulation 14C.

     The Amendments will be effective on or about July 15, 2005.

     The principal executive offices of the Company are located at 120 International Parkway, Suite 220, Heathrow, Florida 32726, and the Company's telephone number is (407) 304-4764.


                              NO DISSENTERS' RIGHTS

     The corporate action described in this Information Statement will not afford to stockholders the opportunity to dissent from the actions described herein and to receive an agreed or judicially appraised value for their shares.


                                  THE AMENDMENT

General
-------

     The Board has approved, and the shareholders owning a majority of the issued and outstanding voting shares outstanding as of June 30, 2005, have consented in writing to the following: (i) 1 for 1,000 reverse split of its shares of Common Stock for holders of record on July 15, 2005, and (ii) subsequent change in the authorized number of the shares of its Common Stock to 100,000,000. A copy of the Articles of Amendment effecting the change in authorized shares of Common Stock, in substantially the form to be filed with the Secretary of State of Florida, is attached to this Information Statement as Exhibit A. The majority stockholders of the Company as of June 30, 2005, have consented to the change in authorized shares of Common Stock, which will become effective on July 15, 2005 (the "Effective Date").

     The Company has taken all action required under Florida law to approve the Amendment; however, since stockholder approval of the Amendment was obtained by written consent rather than at a stockholders' meeting, Florida law requires that notice be sent to all non-consenting stockholders notifying them of the actions taken not more than 30 days after the effective date of the consent and the Exchange Act will not permit such filing until the expiration of 20 calendar days from the date hereof. The Articles of Amendment filed with the Florida Secretary of State will not become effective until March 30, 2005, after the expiration of the 20-calendar day period.

Stockholder Approval Previously Obtained
----------------------------------------

     The Company has 5,444,898,155 issued and outstanding shares of Common Stock as of June 30, 2005, each of which is entitled to one vote on any matter brought to a vote of the Company's stockholders. The Company also has issued and outstanding as of June 30, 2005, approximately 153,000 shares of Preferred Stock. Holders of Preferred Stock are entitled to one vote for each share of Common Stock into which the number of shares of Preferred Stock held of record would be convertible on the record date. By written consent dated June 30, 2005, the stockholders holding a majority of the issued and outstanding voting shares of the Company approved the adoption and implementation of the Amendment. Such action is sufficient to satisfy the applicable requirements of Florida law that stockholders approve such actions. Accordingly, stockholders will not be asked to take further action on the Amendment at any future meeting and the Board of Directors does not intend to solicit any proxies or consents from any other stockholders in connection with the Amendment.

Purpose and Effect of Increase in Common Stock
----------------------------------------------

     The authorization of additional Common Stock will provide the Company greater flexibility in issuing capital stock in connection with any future financing activities or corporate acquisitions using the Company's capital stock.


                           EFFECTIVENESS OF AMENDMENTS

     The Company reserves the right, upon notice to stockholders, to abandon or modify the proposed Amendment at any time prior to the filing of the Amendment upon consent of the Board and the holders of a majority of the existing Common Stock then issued and outstanding.


                        NUMBER OF HOLDERS OF COMMON STOCK

     As of June 30, 2004, there were approximately 1,164 holders of record of Common Stock.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth, as of June 30, 2005, the beneficial ownership of the Company's Common Stock (i) by the only persons who are known by the Company to own beneficially more than 5% of the Company's Common Stock; (ii) by each director of the Company; and (iii) by all directors and officers as a group. Percentage ownership assumes all vested options are fully exercised, and is based on 5,444,898,155 shares of Common Stock issued and outstanding as of June 30, 2005.




       Name and Address of              Shares of Common           Percentage
       Beneficial Owner                   Stock Owned               Ownership
       ----------------                   -----------               ---------

       Joseph and Bernadette              24,088,384                   44%
       DiFrancesco, JT TEN
       2221 Springs Landing Blvd.
       Longwood, FL 32779

       Janice K. Battenberg
       11135 Rolling Spring Dr.            5,953,333                   11%
       Carmel, IN 46033

       Robert J. McCarthy
       615 Benedict Way                    4,433,333                  .08%
       Casselberry, FL 32707

       Lawrence C. Oakley
       103 Ft. Beauregard Ln               4,533,333                  .08%
       Blufton, SC 29909


       All Officers and Directors         39,008,383                55.16%
                                          ==========                ======
       as a Group (3 persons)


     The number of shares beneficially owned by each director or executive officer is determined under rules of the Securities and Exchange Commission (the "Commission"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares that the individual has the right to acquire within 60 days of the date hereof through the exercise of any stock option or other right. Unless otherwise indicated, each person has the sole investment and voting power (or shares such powers with his or her spouse) with respect to the shares set forth in the table.

                       MATERIAL INCORPORATED BY REFERENCE

     The following documents are incorporated herein by reference: The Company's annual report on Form 10-K for the fiscal year ended December 31, 2004; and the Company's quarterly report on Form 10-Q for the fiscal quarter ended March 31, 2005.

     All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement shall be deemed to be incorporated by reference into this Information Statement and to be a part hereof from the dates of filing such documents or reports. Any statement contained herein or in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document which is also incorporated or deemed to be incorporated herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

THIS INFORMATION STATEMENT INCORPORATES DOCUMENTS BY REFERENCE WHICH ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. THESE DOCUMENTS (OTHER THAN CERTAIN EXHIBITS TO DOCUMENTS UNLESS SUCH EXHIBITS ARE SPECIFICALLY INCORPORATED BY REFERENCE) ARE AVAILABLE WITHOUT CHARGE TO ANY PERSON TO WHOM A COPY OF THIS INFORMATION STATEMENT HAS BEEN DELIVERED UPON WRITTEN OR ORAL REQUEST, IN THE CASE OF COMPANY DOCUMENTS, TO JOEY DIFRANCESCO, CHAIRMAN OF THE BOARD, RAVEN MOON ENTERTAINMENT, INC., 120 INTERNATIONAL PARKWAY, SUITE 220, HEATHROW, FLORIDA 32746, TELEPHONE: (407) 304-4764.






                                            By order of the Board of Directors

June 30, 2005                               /s/
                                            -----------------------------------
                                                 Joey DiFrancesco, President




                                  EXHIBIT INDEX

Exhibit A           Form of Amendment to the Articles of Incorporation of Raven
                    Moon Entertainment, Inc.

                                    EXHIBIT A
                                    ---------

                          ARTICLES OF AMENDMENT TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                         RAVEN MOON ENTERTAINMENT, INC.




     RAVEN MOON ENTERTAINMENT, INC., a Florida corporation (the "Corporation"), hereby amends its Articles of Incorporation as follows:

     Section 1(a) of Article IV of the Articles of Incorporation of the Corporation is hereby deleted in its entirety and amended to read as follows:

                                   ARTICLE IV.

     1. Authorized Stock. This Corporation is authorized to issue the following shares of capital stock:

          (a) Common Stock. The aggregate number of shares of Common Stock that the Corporation shall have authority to issue is 100,000,000 shares with a par value of $.0001 per share.

     2. The foregoing Amendment was adopted on June 30, 2005, by the duly authorized vote of the majority shareholders of the Corporation. Except as amended hereby, the rest and remainder of the Corporation's Articles of Incorporation shall be and remain in full force and effect. The number of votes cast by the majority shareholders for the Amendment was sufficient for approval by the shareholders.

     3. This Amendment shall become effective July 15, 2005.

     Dated this 30th day of June, 2005.

                                           RAVEN MOON ENTERTAINMENT, INC.


                                           By:  /s/
                                              ----------------------------------
                                                     Joey DiFrancesco, President